INTERNATIONAL LICENSE AGREEMENT executed on June 30th, 2005.



BETWEEN:    WKF 5  LTD.,  a  corporation  existing  under  the  laws  of  MALTA;
            represented by Jean Philippe Chetcuti, duly authorized as he declares

                     (hereinafter referred to as "Licensor")

AND:        XL  GENERATION  AG,  a  corporation   existing  under  the  laws  of
            SWITZERLAND, duly represented by Albert Beerli, duly authorized as he declares

                     (hereinafter referred to as "Licensee")

AND         ALAIN  LEMIEUX,  duly  authorized  to sign on behalf of the  Fiducie
            Alain Lemieux


PREAMBLE

WHEREAS Section 5.1 of the License Agreement signed on January 1st, 2005, provides for the determination of the Initial License fee before June 30th, 2005, 2005.

WHEREAS The parties have agreed on the amount to be paid. Licensor possesses certain intellectual and industrial property rights;

WHEREAS The amount to be paid under section 5.1 shall represent the amount due by Fiducie Alain Lemieux to XLGeneration AG as of December 31st, 2004.

THE PARTIES HERETO AGREE AS FOLLOWS:

The Parties hereby confirm that the Initial License Fee is the amount of four hundred and seventy thousand six hundred and ninety five dollars in Canadian currency (470,695$ CDN).

This amount shall be payable exclusively by the assignment of the aggregate of all the amount owed by Fiducie Alain Lemieux to XLGeneration AG as of December 31st, 2004.

WKF / 5 Ltd will transfer its bank coordinates in due time to Fiducie Alain Lemieux.

Alain Lemieux, as the representative of Fiducie Alain Lemieux, is hereby, accepts the assignment of debt and that any amount payable to XLGeneration AG by Fiducie Alain Lemieux is hereby and now owed to WKF / 5 Ltd exclusively.


                                   SIGNATURES


                                             WKF 5 LTD

                                             /s/ Jean Philippe Chetcuti
                                             -----------------------------------
                                        per: Jean Philippe Chetcuti,
                                             Director (duly authorized)

                                             XL GENERATION AG

                                             /s/ Albert Beerli
                                             -----------------------------------
                                        per: Albert Beerli,
                                             Direct (duly authorized)

                                             ALAIN LEMIEUX

                                             /s/ Alain Lemieux
                                             -----------------------------------